UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

ONEIDA FINANCIAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34813	80-0632920
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

182 Main Street, Oneida, New York 13421-1676
(Address of Principal Executive Offices)

(315) 363-2000
Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 20, 2012 Oneida Financial Corp. (the “Company”) announced the declaration of a quarterly cash dividend of $0.12 per share. The cash dividend will be paid on January 22, 2013 to stockholders of record on January 8, 2013. A copy of the press release announcing the dividend is included as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

The following Exhibit is attached as part of this report:

99.1	Press release dated December 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEIDA FINANCIAL CORP.
DATE: December 20, 2012	By:	/s/ Michael R. Kallet
Michael R. Kallet
President and Chief Executive Officer (Duly Authorized Representative)